UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 21 , 2003

Date of Report (Date of earliest event reported)

SUMMIT FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number : 000-19235

South Carolina	57-0892056
(State of incorporation)	(I.R.S. Employer Identification No.)

937 No. Pleasantburg Dr.
Greenville, South Carolina	29607
(Address of principal executive offices)	(Zip Code)

(864) 242-2265
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

99 – Summit Financial Corporation Press Release dated October 21, 2003 containing unaudited financial information and accompanying discussion for the quarter and nine months ended September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 21, 2003, Summit Financial Corporation issued a news release announcing its financial results for the third quarter and nine months ended September 30, 2003 (the "News Release"). The News Release is attached as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL CORPORATION

By:    s/ J. Randolph Potter
       J. Randolph Potter,
       President and Chief Executive Officer

Dated: October 21, 2003

Exhibit Index

Exhibit No.	Description
99	Press Release of the Company dated October 21, 2003